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                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 28, 2003, in the Registration Statement (Form S-l No. 33-00000) and related Prospectus of Barrier Therapeutics, Inc. dated February 5, 2004.

MetroPark, New Jersey                        /s/ Ernst and Young
February 5, 2004